UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 20, 2005

NORTHLAND CRANBERRIES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16130	39-1583759
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2930 Industrial Street, P.O. Box 8020, Wisconsin Rapids, Wisconsin 54495-8020
(Address of principal executive offices, including zip code)
(715) 424-4444
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

        On September 23, 2004, Northland Cranberries, Inc., a Wisconsin corporation (the “Company”), entered into agreements with Ocean Spray Cranberries, Inc. (“Ocean Spray”) pursuant to which the Company sold its processing plant, storage facility and certain offices located in Wisconsin Rapids, Wisconsin to Ocean Spray. The Company publicly announced its entry into these agreements, as well as the completion of certain transactions contemplated by such agreements, in a Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2004.

        The Company’s agreements with Ocean Spray included an Option Agreement (the “Option Agreement”), under which Ocean Spray paid to the Company a non-refundable (but creditable) $5.0 million cash fee in exchange for an option to purchase up to 14 of the Company’s 17 cranberry marshes (excluding the Associates West, Meadow Valley and Three Lakes marshes), with the sale and purchase of any marsh to occur upon the terms and conditions of an agricultural asset purchase agreement, the form of which was negotiated between the Company and Ocean Spray at the time the Option Agreement was executed (the “Purchase Agreement”). The Option Agreement was filed with the SEC on September 29, 2004 as Exhibit 10.17 to the Company’s Current Report on Form 8-K. Ocean Spray’s option was exercisable, individually or collectively, only during the period beginning on December 1, 2004 and ending on March 22, 2005. The Option Agreement allowed Ocean Spray to assign its rights to receive title to the cranberry marshes that were subject to the Option Agreement to its cranberry producing members or any other person selected by Ocean Spray. Ocean Spray or its assignees were allowed to exercise the option with respect to any or all of the cranberry marshes subject to the Option Agreement by executing and delivering a Purchase Agreement to the Company for each marsh to be purchased.

        On February 28, 2005, the Company received notice from Ocean Spray that it had assigned to four of its cranberry producing members its rights to receive title to 10 of the 14 cranberry marshes subject to the Option Agreement. Between March 18 and March 22, 2005, the Company received executed Purchase Agreements from Wayne Gardner d/b/a Dawesville Cranberry Co. (with respect to which the rights to receive title to the cranberry marshes were subsequently assigned to Dandy Creek Cranberries, LLC and Gardner Cranberry, LLC), JJW Cranberries, LLC, Acorn Acres Cranberry Co., Inc. (with respect to which the right to receive title to the cranberry marsh was subsequently assigned to Nekoosa Marsh, LLC), and James Potter Cranberry Marsh, Inc., relating to the purchase of an aggregate of nine marshes. Between March 23 and March 29, 2005, the Company countersigned the Purchase Agreements, and those agreements became effective. The Company publicly announced its entry into these agreements in a Current Report on Form 8-K, which was filed with the SEC on March 29, 2005.

        Between May 20 and May 24, 2005, the Company consummated the sale of eight of the nine marshes for which executed Purchase Agreements were received. In each case, the Company sold (and the purchaser purchased), generally speaking, (i) the real estate representing the applicable marsh and (ii) the personal property used exclusively in connection with the operation of the applicable marsh. The sale of the ninth and final marsh for which an executed Purchase Agreement was received (the Warrens marsh) is scheduled to occur on or before June 10, 2005.

        The purchase price for the applicable cranberry marsh under each Purchase Agreement included a base purchase price for such marsh as well as the “deferred crop value” associated with such marsh. The following table sets forth for each of the cranberry marshes sold pursuant to Purchase Agreements (i) the total purchase price (including deferred crop value), which was paid in cash by the purchaser, (ii) the creditable portion of the $5.0 million option fee previously paid to the Company by Ocean Spray, (iii) the name of the purchaser (in each case a cranberry producing member of Ocean Spray to whom Ocean Spray or its assignee assigned its right to receive title to the applicable marsh), and (iv) the date of consummation of the sale of each marsh. The total purchase price for the Warrens marsh (the sale of which is scheduled to occur on or before June 10, 2005), including deferred crop value and after credit of the applicable option fee, is approximately $1.7 million.

Name of Marsh	Total Purchase Price (Including Deferred Crop Value)	Option Fee Allocated to Marsh	Purchaser	Closing Date
Crawford Creek	$2,318,715	$277,765	JJW Cranberries, LLC	May 20, 2005

White Creek	$2,086,726	$244,711	JJW Cranberries, LLC	May 20, 2005

Mather	$3,756,436	$403,276	JJW Cranberries, LLC	May 20, 2005

Yellow River-South	$6,014,961	$665,685	JJW Cranberries, LLC	May 20, 2005

Dandy Creek	$1,720,046	$189,020	Dandy Creek Cranberries, LLC	May 20, 2005

Trego	$2,705,816	$306,482	Gardner Cranberry, LLC	May 20, 2005

Biron	$5,331,664	$582,083	JJW Cranberries, LLC	May 20, 2005

Nekoosa East	$1,424,084	$157,230	Nekoosa Marsh, LLC	May 24, 2005

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro Forma Financial Information.

                      Unaudited pro forma condensed consolidated financial statements of the Company giving effect to the sale of nine of the Company’s marshes (including the Warrens marsh, which is scheduled to close on or before June 10, 2005) are attached as Exhibit 99 to this Current Report on Form 8-K.

(c)	Exhibits. The following exhibits are being filed herewith:

        (10.1)        Form of Agricultural Asset Purchase Agreement [Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 29, 2005.]

        (99)        Unaudited Pro Forma Condensed Consolidated Statements of Income for the six month period ended February 28, 2005, Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended August 31, 2004, Pro Forma Condensed Consolidated Balance Sheets as of February 28, 2005 and Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company giving effect to the sale of nine of the Company’s cranberry marshes (including the Warrens marsh, which is scheduled to close on or before June 10, 2005).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHLAND CRANBERRIES, INC.
Date: May 26, 2005	By: /s/ Nigel J. Cooper
Nigel J. Cooper
Vice President - Finance

NORTHLAND CRANBERRIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(10.1)	Form of Agricultural Asset Purchase Agreement [Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 29, 2005.]

(99)	Unaudited Pro Forma Condensed Consolidated Statements of Income for the six month period ended February 28, 2005, Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended August 31, 2004, Pro Forma Condensed Consolidated Balance Sheets as of February 28, 2005 and Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company giving effect to the sale of nine of the Company’s cranberry marshes (including the Warrens marsh, which is scheduled to close on or before June 10, 2005).